UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 20, 2004

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27646	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)

(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events

As reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and in subsequent reports on Form 10-Q, from time to time, we are subject to legal proceedings and claims regarding adverse reactions to our products. In September 2004, we were served with two new lawsuits alleging that our Zicam Cold Remedy Product caused damage to the sense of smell and/or taste. The cases are Hans, et al., v. Matrixx Initiatives, Inc., et al., filed September 13, 2004 in the United States District Court, Western District of Kentucky, Louisville, Case No. CV04-540; and Akers et al., v. Matrixx Initiatives, Inc., et al., filed August 20, 2004, in the Superior Court of the State of Arizona (Maricopa County), Case No. CV2004-016010. The Hans case names four plaintiffs and the Akers case names ninety-six plaintiffs.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
/s/ William J. Hemelt
William J. Hemelt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: September 24, 2004